UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2006


                           CABLE & CO. WORLDWIDE, INC.

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             (Exact name of registrant as specified in its charter)


            Delaware                        000-20769            22-3341195
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(State or other jurisdiction of     (Commission File Number    (IRS Employer
         incorporation)                                      Identification No.)


  800 Third Avenue, 21st Floor, New York, New York               10022
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 209-3063

                      724 Fifth Avenue, New York, NY 10019
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Item 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
Item 5.01         CHANGES IN CONTROL OF REGISTRANT
Item 5.06         CHANGE IN SHELL COMPANY STATUS
Item 8.01         OTHER EVENTS

         On April 10, 2006, the Registrant announced that it has consummated the transactions contemplated by the previously announced Asset Purchase Agreement, dated as of March 28, 2006, with LifeHealthcare, Inc. which sets forth the terms and conditions of the acquisition by the Registrant of the business and assets of LifeHealthCare, Inc. Pursuant to this agreement, the Registrant is issuing to LifeHealthCare, Inc. 600,000,000 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Registrant. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1. See Registrant's press release attached hereto as Exhibit 99.1.

         In a related transaction, the Registrant entered into a Share Exchange and Reorganization Agreement (the "EXCHANGE Agreement") with C.D.R. International S.R.L., an Italian corporation ("CDR"), and the beneficial holders thereof (the "CDR Shareholders"), which sets forth the terms and conditions of the business combination of Cable and CDR in which all CDR Shareholders shall exchange all of the outstanding and issued capital stock of CDR for shares of Common Stock with a value of $50,000 determined as provided in the Exchange Agreement. CDR is the holder of the European Union "CE" certification for the sale of the LifeHealthCare Emergency Dental Kit. A copy of the Exchange Agreement is attached hereto as Exhibit 10.2. In connection with the transaction, the Registrant entered into a Consulting Agreement with the CDR Shareholders providing for an aggregate payment by the Registrant of $50,000 from the profits of the Company. A copy of the Consulting Agreement is attached hereto as Exhibit 10.3.

         The combined companies' next steps include, but are not limited to, amending its charter to change its name to LifeHealthCare, Inc., obtaining a new trading symbol and CUSIP number for the Common Stock, and applying to trade on the over-the-counter bulletin board. The Registrant hopes to complete these next steps as quickly as is practicable.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

         10.1 Asset Purchase Agreement by and between LifeHealthcare, Inc. and Cable & Co. Worldwide, Inc., dated March 28, 2006.

         10.2 Form of Share Exchange and Reorganization Agreement by and between C.D.R. International S.R.L. and the beneficial holders of C.D.R. International S.R.L.

         10.3   Form  of  Consulting  Agreement  by  and  between  Cable  &  Co.
                Worldwide,   Inc.   and  the   beneficial   holders   of  C.D.R.
                International S.R.L.

         99.1   Press Release, dated April 10, 2006
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: May 10, 2006

                                   CABLE & CO. WORLDWIDE, INC.



                                   By: /s/ Alberto Salvucci

                                   ---------------------------------------------
                                   Name:  Alberto Salvucci
                                   Title:    President and Chairman of the Board